MFS® VARIABLE INSURANCE TRUST:

MFS® Research Bond Series

Supplement to Current Prospectus – Initial Class & Service Class

This prospectus supplement supersedes and replaces the Fund’s prospectus supplement dated December 15, 2009.

The sub-section entitled “Portfolio Manager(s)” under the main heading “Management of the Fund” is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio managers of the fund is set forth below.  Further information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund, unless otherwise specified.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Michael W. Roberge	Portfolio Manager, General Oversight of a Team of Investment Professionals	2000	President, Chief Investment Officer of U.S. Investments, and Co-Director of Global Research; employed in the investment area of MFS since 1996.
Robert D. Persons	Portfolio Manager, General Oversight of a Team of Investment Professionals	2006	Investment Officer of MFS; employed in the investment area of MFS since 2000.
Jeffrey S. Wakelin	Portfolio Manager, General Oversight of a Team of Investment Professionals	2006	Investment Officer of MFS; employed in the investment area of MFS since 2002.
Joshua P. Marston	Portfolio Manager, General Oversight of a Team of Investment Professionals	December 2009	Investment Officer of MFS; employed in the investment area of MFS since 1999.

All references to the Fund’s investment objective are as follows:

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

The date of this Supplement is January 15, 2010.